UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 7, 2020, General Cannabis Corp (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with The Organic Seed, LLC, doing business under the name Cannasseur (the “Seller”), pursuant to which the Company agreed to acquire the assets of the Seller which includes a recreational retail dispensary, a 12,000 square foot light deprivation greenhouse, and a manufacturing facility based in Pueblo West, Colorado.

The Agreement provides that the Company will acquire Cannasseur for $2,350,000 (the “Purchase Price”). The Company will pay the purchase price by issuing to the Seller shares of common stock of the Company equal to the purchase price divided by the volume weighted average per share price of the Company’s shares for 30 consecutive trading days ending on the second trading day prior to the closing (the “VWAP”); provided that if the VWAP exceeds $0.55 per share, then the VWAP will equal $0.55 per share for purposes of the foregoing calculation; and if the VWAP is less than $0.45 per share, then the VWAP will be adjusted to equal $0.45 for the purposes of the foregoing calculation. The Company will make reasonable efforts to register the resale of the shares of common stock issued to the Seller. For a period of six months following the closing, the Seller has agreed not to sell any of the shares of the Company received at the closing. The closing is subject to approval of the transaction by the Colorado Marijuana Enforcement Division, as well as other customary closing conditions.

Item 7.01.	Other Events.

The Company issued a press release regarding the execution of the Agreement with the Seller. A copy of such press release is furnished hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer